AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31752-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Value Fund, a series of VALIC Company II ("Target Small Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Small Cap Value Fund would transfer all of its assets to the Small Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Small Cap Value Fund"), in exchange for the assumption by the Acquiring Small Cap Value Fund of all of the liabilities of the Target Small Cap Value Fund and shares of the Acquiring Small Cap Value Fund, which shares will be distributed by the Target Small Cap Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31753-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Small Cap Value Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31754-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Capital Appreciation Fund, a series of VALIC Company II ("Target Capital Appreciation Fund"). Pursuant to the Reorganization Agreement, the Target Capital Appreciation Fund would transfer all of its assets to the Capital Appreciation Fund, a newly created series of VALIC Company I (the "Acquiring Capital Appreciation Fund"), in exchange for the assumption by the Acquiring Capital Appreciation Fund of all of the liabilities of the Target Capital Appreciation Fund and shares of the Acquiring Capital Appreciation Fund, which shares will be distributed by the Target Capital Appreciation Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31755-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Capital Appreciation Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31756-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Aggressive Growth Lifestyle Fund, a series of VALIC Company II ("Target Aggressive Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Aggressive Growth Lifestyle Fund would transfer all of its assets to the Aggressive Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Aggressive Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Aggressive Growth Lifestyle Fund of all of the liabilities of the Target Aggressive Growth Lifestyle Fund and shares of the Acquiring Aggressive Growth Lifestyle Fund, which shares will be distributed by the Target Aggressive Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31757-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Aggressive Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31758-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Moderate Growth Lifestyle Fund, a series of VALIC Company II ("Target Moderate Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Moderate Growth Lifestyle Fund would transfer all of its assets to the Moderate Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Moderate Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Moderate Growth Lifestyle Fund of all of the liabilities of the Target Moderate Growth Lifestyle Fund and shares of the Acquiring Moderate Growth Lifestyle Fund, which shares will be distributed by the Target Moderate Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31759-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Moderate Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31760-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Conservative Growth Lifestyle Fund, a series of VALIC Company II ("Target Conservative Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Conservative Growth Lifestyle Fund would transfer all of its assets to the Conservative Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Conservative Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Conservative Growth Lifestyle Fund of all of the liabilities of the Target Conservative Growth Lifestyle Fund and shares of the Acquiring Conservative Growth Lifestyle Fund, which shares will be distributed by the Target Conservative Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31761-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Conservative Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31762-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the International Opportunities Fund, a series of VALIC Company II ("Target International Opportunities Fund"). Pursuant to the Reorganization Agreement, the Target International Opportunities Fund would transfer all of its assets to the International Opportunities Fund, a newly created series of VALIC Company I (the "Acquiring International Opportunities Fund"), in exchange for the assumption by the Acquiring International Opportunities Fund of all of the liabilities of the Target International Opportunities Fund and shares of the Acquiring International Opportunities Fund, which shares will be distributed by the Target International Opportunities Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31763-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the International Opportunities Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31764-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the High Yield Bond Fund, a series of VALIC Company II ("Target High Yield Bond Fund"). Pursuant to the Reorganization Agreement, the Target High Yield Bond Fund would transfer all of its assets to the High Yield Bond Fund, a newly created series of VALIC Company I (the "Acquiring High Yield Bond Fund"), in exchange for the assumption by the Acquiring High Yield Bond Fund of all of the liabilities of the Target High Yield Bond Fund and shares of the Acquiring High Yield Bond Fund, which shares will be distributed by the Target High Yield Bond Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31765-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the High Yield Bond Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31766-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Value Fund, a series of VALIC Company II ("Target Mid Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Mid Cap Value Fund would transfer all of its assets to the Mid Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Mid Cap Value Fund"), in exchange for the assumption by the Acquiring Mid Cap Value Fund of all of the liabilities of the Target Mid Cap Value Fund and shares of the Acquiring Mid Cap Value Fund, which shares will be distributed by the Target Mid Cap Value Fund to the holders of its shares in complete liquidation thereof; and	▢	▢	▢
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31767-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Mid Cap Value Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm4/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31768-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the U.S. Socially Responsible Fund, a series of VALIC Company II ("Target U.S. Socially Responsible Fund"). Pursuant to the Reorganization Agreement, the Target U.S. Socially Responsible Fund would transfer all of its assets to the U.S. Socially Responsible Fund, a newly created series of VALIC Company I (the "Acquiring U.S. Socially Responsible Fund"), in exchange for the assumption by the Acquiring U.S. Socially Responsible Fund of all of the liabilities of the Target U.S. Socially Responsible Fund and shares of the Acquiring U.S. Socially Responsible Fund, which shares will be distributed by the Target U.S. Socially Responsible Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31769-TBD

PROXY CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the U.S. Socially Responsible Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 5:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm4/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.